                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Youth Services International, Inc. and subsidiaries' previously filed Registration Statement File Nos. 333-07517, 33-99500, 33-99498, 33-93880, 33-84934, 33-84938, 33-84672, 33-83726
and 33-83724.

                                           ARTHUR ANDERSEN LLP

Baltimore, Maryland,
September 12, 1996